SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2012
SUBSEQUENT EVENTS
NOTE 22.	SUBSEQUENT EVENTS

The Company performed an evaluation of subsequent events through April 15, 2013, the date upon which the Company’s financial statements were available for issue. The Company has not evaluated subsequent events after this date.

Effective February 4, 2013, the Company’s $5,000,000 federal funds line of credit with a correspondent bank was closed.

Subsequent to December 31, 2012, the Company discovered a material misappropriation of cash due to suspected collusion of employees. Management is working diligently with the appropriate authorities in this matter and believes that this misappropriation is fully covered, less appropriate deductibles, by its insurance policies.